FORM 8-K


                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549




                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                        Date of Report: October 24, 2000

               Date of Earliest Event Reported: September 30, 2000


                            DOLLAR TREE STORES, INC.
             (Exact name of registrant as specified in its charter)

                         COMMISSION FILE NUMBER: 0-25464

                     VIRGINIA                      54-1387365
         (State or other jurisdiction of        (I.R.S. Employer
          incorporation or organization)        Identification No.)

                                500 Volvo Parkway
                              Chesapeake, VA 23320
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (757) 321-5000




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ITEM 5: OTHER EVENTS

On October 24, 2000, Dollar Tree Stores, Inc. (the "Company") issued a press release reporting earnings results for the third quarter ended September 30, 2000. A copy of the press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by this reference.

ITEM 7: FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (c) Exhibits

Exhibit #         Description

99.1 Dollar Tree Stores, Inc.'s press release regarding earnings results for the third quarter ended September 30, 2000.


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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DATE: October 24, 2000


                            DOLLAR TREE STORES, INC.


                            By: /s/ Frederick C. Coble
                               --------------------------------
                               Frederick C. Coble
                               Senior Vice President, Chief Financial Officer